UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 1, 2006

                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)

           Maryland                    1-12002            23-2715194
       (State or other              (Commission         (I.R.S. Employer
 jurisdiction of incorporation)     File Number)       Identification No.)


                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.

                  Acadia  Realty  Trust (the  "Company")  is filing this Current
Report on Form 8-K to retrospectively adjust its historical financial information for each of the three years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "Form 10-K"). This retrospective adjustment gives effect to the Company's elective retrospective application of the provisions of Emerging Issues Task Force ("EITF") 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights".

                  Pursuant to the provisions of EITF 04-5, the Company has determined that it should report its investments in Acadia Strategic Opportunity Fund I, LP, Acadia Strategic Opportunity Fund II, LLC, Acadia Mervyn Investors I, LLC and Acadia Mervyn Investors II, LLC on a consolidated basis rather than under the equity method of accounting, as it had previously reported such entities. The Company's election to retrospectively adjust its historical financial information is more fully described in the Notes to the Consolidated Financial Statements in Exhibit 99.1. In connection with the retrospective adjustment of its historical financial information, the Company has reclassified certain properties held for sale subsequent to December 31, 2005 as discontinued operations, as more fully described in Note 2 in the Notes to the Consolidated Financial Statements.

                  The information set forth in Exhibit 99.1 to this Current Report on Form 8-K updates Items 6, 7, 7A, 8 and 15(a) of the Form 10-K to reflect the retrospective application of EITF 04-5 and the reclassification of certain properties as discontinued operations, as described above. The updated information relates to Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk and Financial Statements for the years presented in the Form 10-K. The Company is not required to amend its Form 10-K but has voluntarily elected to provide this retrospectively adjusted historical financial information.

                  The Company has not updated matters in the Form 10-K, except to the extent expressly provided above. The information set forth in Exhibit
99.1 to this Current Report on Form 8-K does not reflect events that occurred after the filing of the Form 10-K and does not modify or update the disclosure in the Form 10-K other than to retrospectively adjust its historical financial information in accordance with EITF 04-5 and to reclassify its discontinued operations.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.


Exhibit Number. Description
--------------  -----------

23.1 Consent of BDO Seidman LLP, independent registered public accounting firm

23.2 Consent of Ernst & Young LLP, independent registered public accounting firm

99.1 Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,
                Item 7A. Quantitative and Qualitative Disclosures about Market Risk , Item 8. Financial Statements and Supplementary Data and
                Item 15(a). Financial Statements for the three years ended December 31, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACADIA REALTY TRUST
                                          (Registrant)



Date: December 1, 2006         By: /s/ Michael Nelsen
                                   ---------------------------------------------
                                   Name: Michael Nelsen
                                   Title: Sr. Vice President and Chief Financial Officer